Exhibit 10.2

ESTABLISHMENT LABS HOLDINGS INC.
2015 Equity Incentive Plan
(Adopted as of December 10, 2015)
1.Purpose. Establishment Labs Holdings Inc. 2015 Equity Incentive Plan (the “Plan”), is intended to provide incentives which will attract and retain highly competent persons as officers, directors, key employees and independent contractors of Establishment Labs Holdings Inc., a British Virgin Islands corporation (“Company”), and its subsidiaries and affiliates, by providing them opportunities to acquire Class A Ordinary Shares, $1.00 par value per share, of the Company (“Class A Ordinary Shares”) or to receive monetary payments based on the value of such shares pursuant to the Awards (as defined below) described herein.
2.Participants. Participants will consist of such officers, key employees, directors, advisors, consultants and independent contractors of the Company and its subsidiaries and affiliates, as the Company’s Board of Directors (“Board”), in its sole discretion, determine to be significantly responsible for the success and future growth and profitability of the Company and its subsidiaries and affiliates and whom the Board may designate from time to time to receive Awards under the Plan (“Participants”). Designation of a Participant in any year shall not require the Board to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the Participant or any other Participant in any year. The Board shall consider such factors as it deems pertinent in selecting Participants and in determining the amount, type and terms and conditions of their respective Awards. At the Board’s discretion, the Board may delegate to the Committee (as defined below), the authority to designate and select Participants and types of Awards.
3.Administration.
(a)Except for those powers expressly reserved for the Board, the Plan will be administered by the Compensation Committee of the Board or any subcommittee thereof appointed by the Board to administer the Plan or, if no committee is appointed to administer the Plan, the Board (the “Committee”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary or appropriate for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their legal representatives. No member of the Board, and no employee of the Company shall be liable for any act or failure to act hereunder, by any other Board member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.
(b)The Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. If administration is delegated by the Committee to any such person, as described above, the Committee may terminate all or any portion of such person’s authority under the Plan at any time and revisit in the Committee all or any portion of the administration of the Plan.
4.Types of Awards. Awards under the Plan may be granted in any one or a combination of (i) Share Options, (ii) Equity Appreciation Rights, (iii) Restricted Shares and Restricted Share Units, (iv) Performance Awards and (v) Other Share-Based Awards, each as described below (collectively, “Awards”). Each Award shall be made pursuant to a written agreement, certificate, resolution, or such other evidence approved by the Committee that sets forth the terms and conditions of the Awards granted.
5.Shares Reserved under the Plan.
(a)    Subject to adjustment under Section 12 hereof, there is hereby reserved for issuance under the Plan 731,873 Class A Ordinary Shares, which may be authorized but unissued or treasury shares. All shares available under the Plan are available for each type of Award under the Plan.
(b)    If there is a lapse, expiration, termination or cancellation of any Share Option granted under this Plan prior to the issuance of shares in connection with such option, or if shares are issued under the Plan in connection with an Award hereunder and thereafter such shares are reacquired by the Company, those shares may again be used for new Awards under the Plan. In addition, any shares exchanged or surrendered by a Participant as full or partial payment of the exercise price under any Share Option exercised under this Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by an Award which is settled in cash, shall be added back to the shares available for Awards under the Plan. The Board shall determine the appropriate methodology for calculating the number of Shares available for issuance pursuant to the Plan.
(c)    The Committee may grant Awards under the Plan in substitution for share and share based awards held by employees, directors, consultants or advisors of another company (an “Acquired Company”) in connection with a merger, consolidation or similar transaction involving such Acquired Company and the Company or an Affiliate, or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company. Notwithstanding any other provision of this Plan, the Committee may direct that substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. For purposes of this Plan, an “Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Share Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the “Code”) or a “subsidiary corporation” (as defined in Code Section 424(f)) with respect to the Company, whether now or hereafter existing.
6.Share Options. “Share Options” will consist of Awards from the Company, which will enable the holder to purchase a specific number of Class A Ordinary Shares, at set terms and at a fixed purchase price. Share Options may be incentive share options within the meaning of Code Section 422 (“Incentive Share Options”) or Share Options that do not constitute Incentive Share Options (“Nonqualified Share Options”). The Committee will have the authority to grant to any Participant one or more Incentive Share Options, Nonqualified Share Options, or both types of Share Options. Each Share Option shall be evidenced by a written option agreement in such form and shall be subject to such terms and conditions as the Committee may approve from time to time, including without limitation the following:
(a)    Exercise Price. Each Share Option granted hereunder shall have such per share exercise price as the Committee may determine at the Date of Grant; provided, however, that other than in the case of a permitted substitution of Share Options under Section 5(c) hereof, the per share exercise price for any Share Options awarded hereunder shall not be less than 100% of the Fair Market Value of the Class A Ordinary Shares on the date the Share Option is granted.
(b)    Payment of Exercise Price. The Committee shall determine the acceptable form of consideration for exercising a Share Option, including the method of payment. In the case of an Incentive Share Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee in its discretion and as set out in the applicable Award agreement, the exercise price of a Share Option may be paid (i) in United States dollars in cash or by check; (ii) through delivery of Class A Ordinary Shares then owned by the Participant having a Fair Market Value equal, as of the date of exercise, to the exercise price of the Share Option; (iii) by having the Company retain from the Class A Ordinary Shares otherwise issuable upon exercise of the Share Option, a number of shares having a Fair Market Value equal, as of the date of exercise, to the exercise price of the Share Option (a “net-exercise”); (iv) payment of such other lawful consideration as the Committee may determine in its sole discretion; or (v) by any combination of (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Committee shall accept only such payment on exercise of an Incentive Share Option as is permitted by Code Section 422.
(c)    Exercise Period. Share Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that Incentive Share Options shall not be exercisable more than 10 years after the date they are granted. All Share Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its sole discretion set forth in the option agreement at the Date of Grant, including but not limited to limitations on exercisability following termination of the Participant’s employment or consulting relationship.
(d)    Limitations on Incentive Share Options. Incentive Share Options may be granted only to Participants who are employees of the Company or one of its subsidiaries (within the meaning of Code Section 424(f)) at the Date of Grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Class A Ordinary Shares with respect to which Incentive Share Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. Incentive Share Options may not be granted to any Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10%

of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Class A Ordinary Shares on the Date of Grant and the exercise of such option is prohibited by its terms after the expiration of five years from the Date of Grant of such option.
(e)    Redesignation as Nonqualified Share Options. Share Options designated as Incentive Share Options that fail to meet the requirements of Code Section 422 shall be redesignated as Nonqualified Share Options automatically without further action by the Committee on the date of such failure to meet the requirements of Code Section 422.
(f)    Termination of Employment or Service Provider Relationship. Unless otherwise provided by the Committee and set forth in the Award, in the event a Participant’s employment or service, as applicable, is terminated before exercise of a vested Share Option, unless otherwise required by law, such Share Options will be held subject to Section 11; provided that the time periods for exercising Incentive Share Options shall be as prescribed by the Code. If the Committee determines, subsequent to a Participant’s termination of employment or service, as applicable, but before exercise of a Share Option, that either before or after the Participant’s termination of employment or service, as applicable, the Participant engaged in conduct that constitutes “Cause,” then the Participant’s right to exercise any Option shall be forfeited immediately.
(g)    Limitation of Rights in Shares. The recipient of a Share Option shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the shares subject thereto except to the extent that the Share Option shall have been exercised and, in addition, a certificate shall have been issued and delivered to the Participant.
(h)    “Cause”, as used in connection with the termination of a Participant’s employment or service, is defined in any employment agreement between the Company and such Participant, or in the absence of any such employment agreement, means: [(1) an unauthorized use or disclosure by the Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (2) a material breach by the Participant of any agreement between the Participant and the Company and the Participant fails to remedy such condition within ten (10) days of such breach; (3) a material failure by the Participant to comply with the Company’s written policies or rules and the Participant fails to remedy such non-compliance within ten (10)) days of such failure to comply; (4) the Participant’s violation of a federal or state law or regulation directly or indirectly applicable to the business of the Company or its affiliates, which violation was or is reasonably likely to be injurious to the Company or its affiliates; (5) the Participant’s (i) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof or (ii) committing of any act of moral turpitude, dishonesty or fraud against, or the misappropriation of material property belonging to, the Company or its affiliates; (6) the Participant’s gross negligence or willful misconduct that was or is or is likely to be materially injurious to the Company or its affiliates; (7) a continuing failure by the Participant to perform assigned duties after receiving written notification of such failure from the Board and the Participant fails to remedy such condition within ten (10) days after receiving such written notification; or (h) a failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant’s cooperation].
7.Equity Appreciation Rights. “Equity Appreciation Rights” will consist of Awards from the Company, which will entitle the holder to receive a payment based on the appreciation in the Fair Market Value of the shares subject thereto up to a specified date or dates. The Committee may, in its discretion, grant Equity Appreciation Rights to the holders of any Share Options granted hereunder. In addition, Equity Appreciation Rights may be granted independently of and without relation to Share Options. Each Equity Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:
(a)    Each Equity Appreciation Right will entitle the holder to receive the appreciation in the Fair Market Value of the Class A Ordinary Shares referenced therein up to the date the right is subject to a payout event. In the case of a right issued in relation to a Share Option, such appreciation shall be measured from not less than the exercise price of such Share Option and in the case of a right issued independently of any Share Option, such appreciation shall be measured from the applicable strike price specified by the Committee in the applicable Award agreement relating to any such Equity Appreciation Right.
(b)    Each Equity Appreciation Right will be payable at such time or times following the first to occur of the applicable payout event(s) as set forth by the Committee in the applicable Award agreement. Payment of such appreciation shall be made in cash or in Class A Ordinary Shares, or a combination thereof, as determined by the Committee.
8.Restricted Shares and Restricted Share Units.
(a)    “Restricted Shares” will consist of Awards of Class A Ordinary Shares to Participants either with or without consideration therefor from Participants. Each Award of Restricted Shares shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of shares, restrictions requiring the forfeiture of shares to the Company upon termination of the Participant’s employment or service with the Company or one of its Affiliates prior to satisfying a prescribed period of service. In the case of an Award of Restricted Shares, the Committee may require the Participant to deliver a duly signed share power, endorsed in blank, relating to the shares covered by such an Award, and may also require that the share certificates evidencing such shares be held in custody until the service restrictions thereon shall have lapsed.
Each Restricted Share Award involving actual Class A Ordinary Shares shall specify whether the Participant shall have, with respect to the Class A Ordinary Shares subject thereto, all of the rights of a holder of Class A Ordinary Shares of the Company, including the right to receive dividends, if applicable, and to vote the shares.

(b)    “Restricted Share Units” will consist of Awards that entitle the Participant to receive Class A Ordinary Shares and/or cash after a prescribed period of service. The period of service, number of reference Class A Ordinary Shares, and other conditions and limitations applicable to each Award of Restricted Share Units shall be as determined by the Committee and shall be stated in the applicable Award agreement. The Committee, in its sole discretion, may impose such other restrictions on Restricted Share Units as it may deem advisable or appropriate including, without limitation, restrictions requiring the forfeiture of Restricted Share Units to the Company upon termination of the Participant’s employment or service with the Company or one of its Affiliates prior to satisfying the prescribed period of service.
9.Other Share-Based Awards. “Other Share-Based Awards” will consist of other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions, as the Board or the Committee shall determine. Such Awards may involve the transfer of actual Class A Ordinary Shares, or payment in cash or otherwise of amounts based on the value of Class A Ordinary Shares.
10.Performance Awards.
(a)    “Performance Awards” will consist of Awards for which the Committee has set performance goals at its discretion which, depending on the extent to which they are met, will determine the number of Class A Ordinary Shares and/or cash value of Awards that will be paid out to the Participants. Performance Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of Performance Awards granted to each Participant. Performance Awards may take such form as may be determined by the Committee, including without limitation, cash, Share Options, Awards of Class A Ordinary Shares, Awards of Restricted Shares or Restricted Share Units, Other Share-Based Awards or any combination thereof. Performance Awards may be awarded as short-term or long-term incentives.
(b)    Performance Awards under the Plan may be made subject to the attainment of one or more of the specified performance goals, as determined by the Committee in its sole discretion. Performance goals may be based upon Company-wide, Affiliate, divisional, project team, and/or individual performance. The Board or the Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Awards which the Board or the Committee deems necessary or desirable unless at the time of establishment of such goals the Board or the Committee shall have precluded its authority to make such adjustments.
(c)    Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed by the Committee. Performance Awards shall payable in cash or in Class A Ordinary Shares, or a combination thereof, as determined by the Committee.

11.Effect of Termination of Service on Awards; Forfeiture.
(a)    The Committee may provide, by rule or regulation or in any Award, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to be an employee, director or other service provider prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such Award. Unless otherwise determined by the Committee if, with respect to any Award, (1) Participant’s termination of employment or service, as applicable, occurs before the end of the period of restriction or the vesting date applicable to such Award (or the applicable portion of such Award) or (2) any performance goals are not achieved in whole or in part (as determined by the Committee) by the end of the period for measuring such performance goals, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.
(b)    Awards under the Plan shall not be affected by the change of a Participant’s status within or among the Company and any subsidiaries or Affiliates, so long as the Participant remains an employee, officer, director or other service provider. For purposes of the Plan and any Award hereunder, if an entity that the Participant is employed by or otherwise providing services to ceases to be a subsidiary or an Affiliate, a Participant shall be deemed to terminated employment or service, as applicable, on the date of the entity’s change in status, unless the Participant continues as an employee or service provider in respect of the Company or another subsidiary or Affiliate (after giving effect to the change in status).
12.Adjustment Provisions.
(a)    If the Company shall at any time change the number of Class A Ordinary Shares issued without new consideration to the Company (such as by share dividend or share split), the total number of Class A Ordinary Shares reserved for issuance under the Plan, the maximum number of Class A Ordinary Shares which may be made subject to Incentive Share Options during the term of the Plan, and the number of Class A Ordinary Shares covered by each then outstanding Award shall be equitably adjusted and the aggregate consideration payable to the Company, if any, shall not be changed.
(b)    Unless otherwise provided in Section 13, in the event of any merger, consolidation or reorganization of the Company with or into another entity other than a merger, consolidation or reorganization in which the Company is the continuing entity and which does not result in the outstanding Class A Ordinary Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof, there may be substituted, on an equitable basis as determined by the Committee, for each Class A Ordinary Share then subject to an Award under the Plan, the number and kind of shares, other securities, cash or other property to which holders of Class A Ordinary Shares of the Company will be entitled pursuant to the transaction.

13.Change of Control of the Company; Consequences of a Change of Control.
(a)    Unless otherwise expressly provided in the applicable Award agreement, upon the occurrence of a Change of Control of the Company, the Board or the Committee may (1) provide for the acceleration of vesting or to cause the lapse of restrictions with respect to, all or any portion of an Award, (2) cancel an Award for a cash payment equal to the Fair Market Value (as determined in the sole discretion of the Board) which, in the case of Share Options and Equity Appreciation Rights, shall be deemed to be equal to the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Class A Ordinary Shares subject to such Share Options or Equity Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Class A Ordinary Shares subject to such Share Options or Equity Appreciation Rights) over the aggregate exercise price (in the case of Share Options) or strike price (in the case of Equity Appreciation Rights), (3) provide for the issuance of a substitute Award that will substantially preserve the otherwise applicable terms of any affected Award previously granted hereunder as determined by the Board in its sole discretion, (4) take any other action with respect to the Awards the Board or the Committee deems appropriate. For the avoidance of doubt, the treatment of Awards upon a Change of Control of the Company may vary among the Award types and Participants in the sole discretion of the Board. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this Section 13(a). The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.
(b)    For purposes of this Plan, a “Change of Control” of the Company shall mean: the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or share transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company or a bona-fide financing of the Company), unless the Company’s shareholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or a sale of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to have occurred under Section 13 solely because (1) the Company, (2) an Affiliate or Initial Shareholders, (3) any one or more members of executive management of the Company or its subsidiaries, (4) any employee share ownership plan or any other employee benefit plan of the Company or any Affiliate or (5) any combination of the Persons referred to in the preceding clauses (1) through (4) becomes the actual or beneficial owner (within the meaning of rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) of 50% or more of the Voting Securities of the Company.

(c)    In the event that a payment or delivery of an Award following a Change of Control would not be a permissible distribution event, as defined in Code Section 409A(a)(2) or any regulations or other guidance issued thereunder, then the payment or delivery shall be made on the earlier of (i) the date of payment or delivery originally provided for such benefit or (ii) the date of termination of the Participant’s employment or service with the Company or one of its Affiliates (or six months after such termination in the case of a “specified employee” as provided in Section 18(c) hereof).
(d)    As used in this Section 13, the following terms shall have the meanings set forth below:
“Initial Shareholders” means the shareholders of the Company immediately prior to any transaction which may constitute a Change of Control.
“Person” means any individual, corporation, partnership, group, association or other “person,” as such term is used in section 14(d) of the Exchange Act.
“Voting Securities” means, with respect to any Person, any securities entitled to vote (including by the execution of action by written consent) generally in the election of directors of such Person (together with direct or indirect options or other rights to acquire any such securities).
14.Nontransferability. Unless otherwise set forth in the applicable written Award agreement, each Award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of a Participant’s disability, by the Participant’s personal representative. In the event of the death of a Participant, exercise of any Award or payment with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the benefit shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, a grant of a Share Option may permit the transfer thereof by the Participant solely to members of the Participant’s immediate family or trusts or family partnerships or limited liability companies for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.
15.Repurchase of Shares.
(a)    Upon any termination of a Participant’s employment or service with the Company or a subsidiary or Affiliate, unless otherwise provided in the Award, the Company will be entitled (in its sole and absolute discretion) to repurchase at the Company’s election all or any of the Class A Ordinary Shares received hereunder or acquired upon exercise of a grant held by a Participant (whether or not previously acquired by the Participant in connection with the exercise of a Share Option or Equity Appreciation Right or upon settlement of any other Award and including any Class A Ordinary Shares received as a result of the exercise of any Award after the Participant’s termination date) (the “Repurchase Option”). If the Company elects to exercise the Repurchase Option with respect to Shares held by any Participant pursuant to this Section 15, it shall deliver written notice (the “Repurchase Notice”) to such Participant to such effect within 90-days after the occurrence of the event giving rise to the Repurchase Option. For the avoidance of doubt, this Repurchase Option does not apply to Class A Ordinary Shares purchased by or granted to a Participant under an agreement that is not part of this Plan.
(b)    The repurchase price (the “Repurchase Price”) for a Participant’s Class A Ordinary Shares to be repurchased (the “Surrendered Securities”) shall be the Fair Market Value of such Surrendered Securities on the date of termination of employment or service; provided that in the case of a termination of a Participant’s employment or service by the Company for Cause, the Repurchase Price shall be the lesser of the Fair Market Value of the Surrendered Securities on the date of termination of employment or service and the original exercise price (or other amount paid with respect to an Award, if any, in the case of Awards other than Share Options and Equity Appreciation Rights) paid for such Surrendered Securities or the Fair Market Value of such Surrendered Securities on the original date of purchase, as applicable.
(c)       (1)       Within ten (10) business days after the Repurchase Price for the Surrendered Securities has been determined, the Company shall send a notice to such holder of the Surrendered Securities setting forth the consideration to be paid for such securities and the time and place for the closing of the transaction, which date shall not be more than twenty (20) days nor less than five (5) days after the delivery of such notice. At such closing, the holder of the Surrendered Securities shall deliver all certificates (if any exist) evidencing the Surrendered Securities to be repurchased to the Company, and the Company shall pay for the Surrendered Securities to be repurchased pursuant to the Repurchase Option by delivery of a check or wire transfer in the aggregate amount of the Repurchase Price for such securities.
(2)       The Company shall be entitled to receive customary representations and warranties from such holder that he or she is the record and beneficial owner of the Surrendered Securities free and clear of any liens, and that he or she will transfer and deliver valid title to such securities free and clear of any liens.
(d)    Notwithstanding anything to the contrary contained in this Plan, all repurchases of Surrendered Securities by the Company shall be subject to applicable state and federal laws and regulations and, to the extent applicable, the Company’s debt and equity financing agreements. If any of the foregoing prohibits (in the discretion of the Company) the repurchase of Surrendered Securities which are otherwise permitted or required hereunder, the time periods provided in this Section 15 (other than the time period for delivery of the notice in Section 15(a)) shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions; provided that, notwithstanding the foregoing, in no event shall the time periods provided in this Section 15 be suspended for more than three (3) months and that the Company shall in any event have formally notified Participant in writing of its election to repurchase within the time period specified in Section 15(a).
(e)    In the event the Company delivers a Repurchase Notice to a Participant but does not elect to repurchase all Shares held by such Participant, the Shares held by such

Participant which the Company has not elected to repurchase in the Repurchase Notice shall no longer be subject to the Repurchase Option.
16.Other Provisions. Awards under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Class A Ordinary Shares, provisions for the acceleration of exercisability or vesting and/or early termination of Awards in the event of a Change of Control of the Company, provisions for the payment of the value of Awards to Participants in the event of a Change of Control of the Company, provisions relating to treatment of Awards upon an offering of Company equity on a national securities exchange, provisions for the forfeiture of, or restrictions on resale or other disposition of, Class A Ordinary Shares acquired under any form of Award, provisions to comply with Federal and State securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.
17.Time of Granting of Awards; Fair Market Value. The date of grant (“Date of Grant”) of an Award shall be the date specified by the Committee on which an Award under this Plan will become effective (which date shall in no event be earlier than the date on which the Committee takes action with respect thereto), provided that in the case of an Incentive Share Option, the Date of Grant shall be the later of the date on which the Committee makes the determination granting such Incentive Share Option or the date of commencement of the Participant's employment relationship with the Company or one of its Affiliates. Except as otherwise expressly provided in a written Award, for purposes of this Plan and any Awards hereunder, “Fair Market Value” shall mean the amount determined in good faith by the Committee as the fair market value of shares of the Company on such basis as it deems appropriate taking into account, if applicable, the requirements of Section 409A of the Code.
18.Tenure. A Participant’s right, if any, to continue to serve the Company as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, nor shall this Plan in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.
19.Withholding. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Class A Ordinary Shares pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Class A Ordinary Shares. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit an Award holder to pay all or a portion of the minimum required federal, state and local withholding taxes arising in connection with (a) a Share Option or an Equity Appreciation Right or (b) the receipt or vesting of a Restricted Share Award or a Performance

Award, by electing to have the Company withhold Class A Ordinary Shares having a Fair Market Value equal to the amount to be withheld.
20.Code Section 409A. The Plan is intended to be administered in a manner so that awards thereunder are exempt from Section 409A. For avoidance of doubt, Share Options and Equity Appreciation Rights are intended to qualify for the stock rights exemptions from Section 409A of the Code (“Section 409A”). Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his or her transferees.
21.Duration, Amendment and Termination. This Plan shall terminate upon the earlier of a termination by the Board, or at such time as there shall be no remaining shares available for grant hereunder, or ten-year anniversary of effective date. Also, by mutual agreement between the Company and a Participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time, subject to any requirement of shareholder approval required by applicable law, regulation, or stock exchange rule.
22.Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the British Virgin Islands.
23.Shareholder Approval. The Plan was adopted by the Board on December 10, 2015.
24.Shareholder Agreements. Notwithstanding anything to the contrary herein, it shall be a condition to the receipt of any Class A Ordinary Shares of the Company hereunder that the Participant executes the Company’s shareholder agreements or similar agreements, each as amended from time to time, as required by the Company, the Board or the Committee. In the event that the Participant fails to do so, then the Participant’s right to receive any Class A Ordinary Shares of the Company shall be forfeited immediately.

ESTABLISHMENT LABS HOLDINGS INC.
2015 EQUITY INCENTIVE PLAN
INCENTIVE SHARE OPTION AGREEMENT

1.	Grant of Option.
Establishment Labs Holdings Inc., a British Virgin Islands corporation (the “Company”), hereby grants to __________(the “Employee”), an option, pursuant to the Establishment Labs Holdings Inc. 2015 Equity Incentive Plan (the “Plan”), to purchase an aggregate of ____Class A Ordinary Shares, $1.00 par value per share, of the Company (“Class A Ordinary Shares”), at a price of $4.11 per share, purchasable as set forth in and subject to the terms and conditions of this option agreement (this “Agreement”) and the Plan. This option is intended to qualify as an incentive stock option (“Incentive Share Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The date of grant of this option is hereinafter referred to as the “date of grant.”

2.	Exercise of Option and Provisions for Termination.
(a)Except as otherwise provided herein and subject to the right of accumulation provided herein, this option may be exercised, prior to the tenth anniversary date, as to not more than the following number of shares covered by this option during the respective periods set forth below:

▪	___________
(b)This option may not be exercised at any time after the tenth anniversary date.
(c)Subject to the conditions hereof, this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Company of the written notice together with the required payment. The Employee shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than 10 whole shares.
(d)Subject to Section 2(e) below, if the Employee ceases to be employed by, and is no longer providing any services (whether as a consultant, advisor, director or in any other capacity) to, the Company or one of its subsidiaries for any reason (and for purposes of this Agreement, while the Employee is an employee of the Company or one of its subsidiaries or is providing services to the Company or a subsidiary of the Company as a consultant, advisor, director or another type of service provider, the Employee will be considered to be in “Service” or providing “Services”) including retirement but other than death or disability and other than a termination from Service for Cause, this option shall immediately terminate; provided, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s Service may be exercised within the three-month period following the date on which the Employee ceased to provide any Services, but in no event after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of Service. If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.
(e)If the Employee dies while an employee of the Company or any subsidiary of the Company or ceases to be employed by the Company as a result of a disability, this option shall be deemed to be fully vested and shall be exercisable in full, by the Employee or the Employee’s personal representatives, heirs or legatees, as applicable. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of twelve months from the date of such death or the tenth anniversary date.
(f)If the Employee’s Service terminates for Cause, the Option will terminate immediately upon such termination of Service and the Employee is prohibited from exercising the Option, whether vested or unvested, at any time after such termination.
(g)If the Employee violates the confidentiality, non-solicit or non-compete obligations applicable to the Employee set forth in a written agreement between the Employee and the Company, the Option will terminate immediately, effective on the date of the Employee’s first violation of such obligations, as determined by the Company, and the Employee is prohibited from exercising the Option, whether vested or unvested, at any time after such date.
(h)Notwithstanding any other provision hereof, this option will be considered a non-qualified or non-statutory option to the extent provided under Section 422(d)(1) of the Code, which provides that the aggregate fair market value (determined at the time the option is granted) of the Class A Ordinary Shares with respect to which incentive share options are exercisable for the first time by the Employee during any calendar year (under all of the plans of the Company, its parent, if any, or its subsidiaries, if any) shall not exceed $100,000.

3.	Payment of Purchase Price.
(a)Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of Class A Ordinary Shares having a fair market value equal in amount to the purchase price of such shares or by entering into a “net exercise” arrangement. Another method of payment may be used if authorized by the Plan and the Company permits.
(b)For the purposes hereof, the fair market value of any Class A Ordinary Share to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.
(c)If the Employee elects to exercise options by delivery of Class A Ordinary Shares, the certificate or certificates representing the Class A Ordinary Shares to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a share power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional Class A Ordinary

Shares will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.	Delivery of Shares.
The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933 or other applicable law, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.	Non-transferability of Option.
Except as provided in Sections 2(d), (e), and (f) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.	No Special Employment or Service Rights.
Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the Service of the Employee for the period within which this option may be exercised. However, during the period of the Employee’s Service, the Employee shall render diligently and faithfully the Services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.	Rights as a Shareholder.
The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee or until such shares are duly registered in the corresponding shareholders register. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

8.	Recapitalization.
In the event that dividends are payable in Class A Ordinary Shares or in the event there are splits, sub-divisions or combinations of Class A Ordinary Shares subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

9.	Withholding Taxes.
Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state and local minimum tax withholding requirements prior to the delivery of any certificate or certificates for such shares. Notwithstanding anything to the contrary in this Agreement, the Employee shall be entitled to satisfy any minimum required tax withholding obligations by directing the Company to withhold Class A Ordinary Shares issuable to the Employee upon exercise of the share options under this Agreement.

10.	Qualification under Section 422.
It is understood and intended that the option granted hereunder shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within the one-year period beginning on the day after the day of the transfer of such shares to him or her, nor within the two-year period beginning on the day after the grant of the option. If the Employee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, he or she will notify the Company within 30 days after such disposition.

11.	Company’s Repurchase Right.
All shares purchased upon exercise of the option under this Agreement shall be subject to the Company’s repurchase right as determined under the Plan.

12.	Permitted Transfers.
The Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate all or any portion of the option, other than by will or by the laws of descent and distribution. The Company will not be required (i) to transfer on its books all or any portion of the option or Shares that have been sold or transferred, or (ii) to treat as owner of all or any portion of the option or Shares, to accord the right to vote as such owner or to pay distributions, if any, to any transferee to whom all or any portion of the option or Shares have been transferred, in violation of the Plan, this Agreement, or any other of the Company’s shareholder agreements or similar agreements (the “Shareholder Agreements”).

(a)During the Employee’s lifetime, only the Employee or his or her guardian or legal representative may exercise the option. The Board may, in its discretion, require a guardian or legal representative to supply it with the evidence the Board reasonably deems necessary to establish the authority of the guardian or legal representative to exercise the option on behalf of the Employee or transferee, as the case may be.
(b)Prior to the consummation of a Public Offering, in no event may the Employee sell, transfer or otherwise dispose of a Class A Ordinary Share without the Board's advanced written approval.
(c)Upon an exercise of the option, the Employee shall join in and enter into the Shareholder Agreements with respect to all Class A Ordinary Shares.

13.	Investment Representation, Etc.
(a)The Employee represents that any shares purchased upon exercise of this option shall be acquired by the Employee for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.
(b)Upon execution of the Shareholder Agreements by the Employee, the Company shall have affixed to all share certificates representing Class A Ordinary Shares issued to the Employee upon exercise of this option a legend evidencing such agreement.
(c)All share certificates representing Class A Ordinary Shares issued to the Employee upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:
“The shares of stock represented by this certificate (i) are subject to the restrictions on transfer and a repurchase option, all contained in an Incentive Share Option Agreement between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under any securities laws and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933 or other foreign law, or an opinion of counsel satisfactory to the Company to the effect that registration under such law is not required.”

14.	Miscellaneous.
(a)Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.
(c)This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands.

Date of Grant	ESTABLISHMENT LABS HOLDING INC.

By:

Title:

	Address:	B15 Coyol Free Zone Alajuela, 20113 Costa Rica Attention: Chief Executive Officer

EMPLOYEE’S ACCEPTANCE
The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

Signature

Address:

ESTABLISHMENT LABS HOLDINGS INC.
2015 EQUITY INCENTIVE PLAN
NONQUALIFIED SHARE OPTION AGREEMENT

1.	Grant of Option.

Establishment Labs Holdings Inc., a British Virgin Islands corporation (the “Company”), hereby grants to _______ (the “Optionholder”), an option, pursuant to the Establishment Labs Holdings Inc. 2015 Equity Incentive Plan (the “Plan”), to purchase an aggregate of _____ Class A Ordinary Shares, $1.00 par value per share, of the Company (“Class A Ordinary Shares”), at a price of $[___] per share, purchasable as set forth in and subject to the terms and conditions of this option agreement (this “Agreement”) and the Plan. This option is intended to be a nonqualified stock option. The date of grant of this option is hereinafter referred to as the “date of grant.” Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
2.Exercise of Option and Provisions for Termination.
(a)Except as otherwise provided herein and subject to the right of cumulation provided herein, this option may be exercised, prior to the Expiration Date (as defined below), as to not more than the following number of shares covered by this option during the respective periods set forth below:
(i)    _________ of the Class A Ordinary Shares on _____ (the “First Vesting Date”);
and
(ii)    _________ of the Class A Ordinary Shares on ________after the First Vesting
Date.
(b)This option may not be exercised at any time after the [tenth anniversary] of the date of grant (the “Expiration Date”).
(c)Subject to the conditions hereof, this option shall be exercisable by the Optionholder giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment of such purchase price in accordance with Section 3 hereof together with any applicable tax withholding in accordance with Section 9 hereof. Such exercise shall be effective upon receipt by the Company of the written notice together with the required payment. The Optionholder shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than 10 whole shares.
(d)Subject to Section 2(e) below, if the Optionholder ceases to be employed by, and is no longer providing any services (whether as a consultant, advisor, director or in any other capacity) to, the Company or one of its subsidiaries or affiliates for any reason (and for purposes of this Agreement, while the Optionholder is an employee of the Company or one of its subsidiaries or affiliates or is providing services to the Company or a subsidiary or affiliate of the Company as a consultant, advisor, director or another type of service provider, the Optionholder will be considered to be in “Service” or providing “Services”) including retirement but other than death or disability and other than a termination from Service for Cause, this option shall immediately terminate;

provided, that any portion of this option which was otherwise exercisable on the date of termination of the Optionholder’s Service may be exercised within the three-month period following the date on which the Optionholder ceased to provide any Services, but in no event after the Expiration Date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of Service. If the Optionholder dies during such three-month period, this option shall be exercisable by the Optionholder’s personal representatives, heirs or legatees to the same extent and during the same period that the Optionholder could have exercised this option on the date of his or her death.
(e)If the Optionholder dies while an Optionholder of the Company or any subsidiary or affiliate of the Company or terminates Service as a result of a disability, this option shall be deemed to be fully vested and shall be exercisable in full, by the Optionholder or the Optionholder’s personal representatives, heirs or legatees, as applicable. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of twelve months from the date of such death or the Expiration Date.
(f)If the Optionholder’s Service terminates for Cause, the Option will terminate immediately upon such termination of Service and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such termination.
(g)[[If the Optionholder violates the confidentiality, non-solicit or non-compete obligations applicable to the Optionholder set forth in a written agreement between the Optionholder and the Company, the Option will terminate immediately, effective on the date of the Optionholder’s first violation of such obligations, as determined by the Company, and the Optionholder is prohibited from exercising the Option, whether vested or unvested, at any time after such date.]]
3.Payment of Purchase Price.
(a)Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Optionholder elects and the Company permits, by delivery of Class A Ordinary Shares having a fair market value equal in amount to the purchase price of such shares or by entering into a “net exercise” arrangement. Another method of payment may be used if authorized by the Plan and the Company permits.
(b)For the purposes hereof, the fair market value of any Class A Ordinary Share to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.
(c)If the Optionholder elects to exercise options by delivery of Class A Ordinary Shares, the certificate or certificates representing the Class A Ordinary Shares to be delivered shall be duly executed in blank by the Optionholder or shall be accompanied by a share power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional Class A Ordinary Shares will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.Delivery of Shares.
The Company shall, upon payment of (i) the purchase price for the number of shares purchased and paid for and (ii) any applicable tax withholding, make prompt delivery of such shares to the Optionholder, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), or other applicable law, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.	Non-transferability of Option.
Except as provided in Sections 2(d) and (e) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.	No Special Employment or Service Rights.
Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries or affiliates to continue the Service of the Optionholder for the period within which this option may be exercised. However, during the period of the Optionholder’s Service, the Optionholder shall render diligently and faithfully the Services which are assigned to the Optionholder from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries or affiliates and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries or affiliates.

7.	Rights as a Shareholder.
The Optionholder shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Optionholder. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

8.	Recapitalization.
In the event that any dividend or other distribution (whether in the form of cash, Class A Ordinary Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of

Class A Ordinary Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Class A Ordinary Shares occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this option, will adjust the number, class, and price of shares covered by this option; provided, however, that the Committee will make such adjustments to this option required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to this option.

9.	Withholding Taxes.
Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Optionholder to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. Notwithstanding anything to the contrary in this Agreement, the Optionholder shall be entitled to satisfy any required tax withholding obligations by directing the Company to withhold Class A Ordinary Shares issuable to the Optionholder upon exercise of the share options under this Agreement that have a Fair Market Value not in excess of the maximum statutory amount required to be withheld.

10.	Company’s Repurchase Right.
All shares purchased upon exercise of the option under this Agreement shall be subject to the Company’s repurchase right as determined under the Plan.

11.	Permitted Transfers.
The Optionholder may not sell, transfer, pledge, assign or otherwise alienate or hypothecate all or any portion of the option, other than by will or by the laws of descent and distribution. The Company will not be required (i) to transfer on its books all or any portion of the option or Shares that have been sold or transferred, or (ii) to treat as owner of all or any portion of the option or Shares, to accord the right to vote as such owner or to pay distributions, if any, to any transferee to whom all or any portion of the option or Shares have been transferred, in violation of the Plan, this Agreement, or any other of the Company’s shareholder agreements or similar agreements (the “Shareholder Agreements”).
(a)During the Optionholder’s lifetime, only the Optionholder or his or her guardian or legal representative may exercise the option. The Board may, in its discretion, require a guardian or legal representative to supply it with the evidence the Board reasonably deems necessary to establish the authority of the guardian or legal representative to exercise the option on behalf of the Optionholder or transferee, as the case may be.
(b)Prior to the consummation of a public offering of the Company’s securities, in no event may the Employee sell, transfer or otherwise dispose of a Class A Ordinary Share without the Board’s advanced written approval.
(c)Upon an exercise of the option, the Optionholder shall join in and enter into the Shareholder Agreements with respect to all Class A Ordinary Shares.

12.	Investment Representation, Etc.
(a)The Optionholder represents that any shares purchased upon exercise of this option shall be acquired by the Optionholder for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. By making payment upon exercise of this option, the Optionholder shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.
(b)Upon execution of the Shareholder Agreements by the Optionholder, the Company shall have affixed to all share certificates representing Class A Ordinary Shares issued to the Optionholder upon exercise of this option a legend evidencing such agreement.
(c)All share certificates representing Class A Ordinary Shares issued to the Optionholder upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:
“The shares of stock represented by this certificate (i) are subject to the restrictions on transfer and a repurchase option, all contained in an Nonqualified Share Option Agreement between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under any securities laws and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933 or other foreign law, or an opinion of counsel satisfactory to the Company to the effect that registration under such law is not required.”

13.	Lock-Up Period.
The Optionholder hereby agrees that the Optionholder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Class A Ordinary Shares (or other securities) of the Company held by the Optionholder (other than those included in the registration) for a period specified by the representative of the underwriters of Class A Ordinary Shares (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).
The Optionholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Optionholder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Class A Ordinary Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. The Optionholder agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 13.

14.	Miscellaneous.
(a)Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionholder.
(b)All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.
(c)This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands.

Date of Grant:		ESTABLISHMENT LABS HOLDINGS INC.

	,	By:

Title:

		Address:	B15 Coyol Free Zone Alajuela, 20113 Costa Rica Attention: Chief Executive Officer

OPTIONHOLDER’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

Signature

Address:

ESTABLISHMENT LABS HOLDINGS INC.
2015 EQUITY INCENTIVE PLAN
RESTRICTED SHARE AGREEMENT

Name of Grantee:    _______________

Number of Shares:	_______Class A Ordinary Shares (“Restricted Shares”)

Grant Date:	______________

Vesting Schedule:	___________________

This Restricted Share Agreement (the “Agreement”) is between Establishment Labs Holdings Inc. (the “Company”), and you, the Grantee named above, as a Participant in the Establishment Labs Holdings Inc. 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).
This Agreement is effective as of the date of grant indicated above (the “Grant Date”).

Pursuant to Section 4 of the Plan, the Company wishes to grant to you an Award of Restricted Shares on the following terms and subject to the provisions of the Plan, which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:

1.	Award of Restricted Shares.

Subject to the terms and conditions hereof, the Company hereby awards to you the Restricted Shares. The purchase price for the Restricted Shares shall be zero.

2.	Rights with Respect to the Restricted Shares; Stockholders’ Agreement and other Restrictions.

With respect to the Restricted Shares, you shall have, effective as of the Grant Date and subject to the terms of this Agreement, all of the rights, duties, privileges and liabilities of a holder of Class A Ordinary Shares of the Company set forth in the Company’s Amended and Restated Memorandum of Association and Articles of Association (as amended from time to time, the “M&A”), including the right to vote the Restricted Shares and to receive dividends on each Restricted Share, unless and until such Restricted Share is forfeited under Section 3 below, and you hereby acknowledge that you have received a copy of the M&A. Notwithstanding the foregoing, you shall be subject to the transfer restrictions set forth in Section 5 of this Agreement. In addition, the Company may elect (in its sole and absolute discretion), as a condition to your receipt of the Restricted Shares, to require that you have entered into any shareholders’ (or similar) agreement in existence on the Grant Date and that you will enter into any such agreement in effect following the Grant Date, in each case by executing a joinder agreement to such agreement or otherwise.

3.	Vesting.

Your rights with respect to the Restricted Shares shall remain forfeitable to the Company at all times prior to the date or dates on which such Restricted Shares become vested under this Agreement (such period or periods, the “Restricted Period”). Restricted Shares that vest under this Agreement may, hereinafter, also be referred to as “Vested Shares.” Subject to the terms and conditions of this Agreement, the Restricted Shares will become vested (and will thereupon become Vested Shares hereunder) in the amount or amounts set forth opposite “Vesting Schedule” above, subject to your remaining in a Service relationship with the Company or a subsidiary or affiliate of the Company until the respective date or dates set forth opposite “Vesting Schedule” above. Your Restricted Shares will immediately become forfeited on the date your Service with the Company ceases.

4.	Repurchase of Vested Shares.

(a)    Upon any termination of your employment with or service (whether as a consultant, advisor, director or in any other capacity) to the Company or a subsidiary or affiliate of the Company for any reason (and for purposes of this Agreement, while you are an employee of the Company or a subsidiary or affiliate of the Company or are providing services to the Company or a subsidiary or affiliate of the Company as a consultant, advisor, director or another type of service provider, you will be considered to be in “Service” or providing “Services”), including retirement but other than death or disability, the Company will be entitled (in its sole and absolute discretion) to repurchase, at the Company’s election, all or any of the Vested Shares received hereunder (the “Repurchase Option”). If the Company elects to exercise the Repurchase Option with respect to your Vested Shares, it shall deliver written notice (the “Repurchase Notice”) to you to such effect within 90 days after the occurrence of the event giving rise to the Repurchase Option.
(b)    The repurchase price (the “Repurchase Price”) for your Vested Shares to be repurchased (the “Surrendered Securities”) shall be the Fair Market Value of such shares.
(c)       (1)       Within ten (10) business days after the Repurchase Price for the Surrendered Securities has been determined, the Company shall send a notice to you of the Surrendered Securities setting forth the consideration to be paid for such securities and the time and place for the closing of the transaction, which date shall not be more than twenty (20) days nor less than five (5) days after the delivery of such notice. At such closing, you shall deliver all certificates (if any exist) evidencing the Surrendered Securities to be repurchased to the Company, and the Company shall pay for the Surrendered Securities to be repurchased pursuant to the Repurchase Option by delivery of a check or wire transfer in the aggregate amount of the Repurchase Price for such securities.
(2)       The Company shall be entitled to receive, and you agree to provide, customary representations and warranties from you that you are the record and beneficial owner of the Surrendered Securities free and clear of any liens (other than restrictions imposed by applicable federal, provincial and securities laws and regulations), and that you will transfer and deliver valid title to such securities free and clear of any liens (other than restrictions imposed by applicable federal, provincial and securities laws and regulations).
(d)    Notwithstanding anything to the contrary contained in the Plan, all repurchases of Surrendered Securities by the Company shall be subject to applicable laws and regulations and, to the extent applicable, the Company’s debt and equity financing agreements. If any of the foregoing prohibits (in the discretion of the Company) the repurchase of Surrendered Securities which are otherwise permitted or required hereunder, the time periods provided in this Section 4 (other than the time period for delivery of the notice in Section 4(a)) shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions; provided that, notwithstanding the foregoing, in no event shall the time periods provided in this Section 4 be suspended for more than three (3) months and that the Company shall in any event have formally notified you in writing of its election to repurchase within the time period specified in Section 4(a).
(e)    In the event the Company delivers a Repurchase Notice to you, but does not elect to repurchase all Vested Shares that you hold, the Vested Shares you hold that the Company has not elected to repurchase in the Repurchase Notice shall no longer be subject to the Repurchase Option.
5.Transfer Restrictions. Except as set forth in a separate agreement between you and the Company, the Restricted Shares may not be transferred other than by will or the laws of descent and distribution, and then only to the extent that a separate agreement or action by the Company provides that Restricted Shares shall remain outstanding following your death. If Restricted Shares remain outstanding following your death, vesting with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the benefit shall pass by will or the laws of descent and distribution. Nothing in this Section 5 shall prohibit the transfer of Restricted Shares to the Company upon forfeiture of such Restricted Shares.

6.	Issuance and Custody of Certificates.

(a)You must deliver to the Company a duly signed share power, endorsed in blank, relating to the Restricted Shares.

(b)Any share certificates evidencing the Restricted Shares shall be held in custody by the Company until the vesting restrictions on such shares have lapsed.

7.Adjustment Provisions. In the event that any dividend or other distribution (whether in the form of cash, Class A Ordinary Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Ordinary Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Class A Ordinary Shares occurs, the

Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award, will adjust the number and class of shares covered by this Award; provided, however, that the Committee will make such adjustments to this Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to this Award.

8.	Taxes.

Whenever a tax obligation arises with respect to the Restricted Shares, the Company shall have the right to require you to remit to the Company an amount sufficient to satisfy any applicable federal, state, provincial and local tax withholding requirements prior to the delivery of any certificate or certificates for Vested Shares. You shall be entitled to satisfy any required tax withholding obligations by directing the Company to withhold any Vested Shares otherwise issuable to you upon vesting that have a Fair Market Value not in excess of the maximum statutory amount required to be withheld.

9.	Investment Representations, Etc.

(a)You represent that any Restricted Shares (and, if applicable, Vested Shares) acquired pursuant to this Agreement are acquired for your own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares.

(b)The Company shall not be required to deliver any Restricted Shares or Vested Shares hereunder until the requirements of any federal, state or provincial securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied, including, without limitation, the completion of any registration or other qualification of the Class A Ordinary Shares under any state, provincial or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body and/or the obtaining of any approval or other clearance from any state, provincial or federal governmental agency, in each case, which the Committee shall, in its absolute discretion, determine to be necessary or advisable. Until such time as the Class A Ordinary Shares have been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or under the laws of the jurisdiction of any exchange, or shall have been transferred in accordance with an opinion of counsel satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent, if any, or, if the Company transfers its own securities, a notation shall be made in the appropriate records of the Company with respect to the Restricted Shares or Vested Shares, and, in either case, no purported transfer of Vested Shares shall be valid. The certificates representing Restricted Shares or Vested Shares shall bear a legend substantially as follows:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, the laws of the jurisdiction of any exchange or applicable state securities laws. These shares have not been acquired with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or the laws of the jurisdiction of an exchange and any applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act of 1933, the laws of the jurisdiction of an exchange or under applicable state securities laws.”
10.Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Class A Ordinary Shares (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Class A Ordinary Shares (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Class A Ordinary Shares (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Class A Ordinary Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180)‑day (or other) period. Participant agrees that any transferee of the Restricted Share or the Vested Shares shall be bound by this Section 10.

11.General Provisions.

(a)    Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final, conclusive and binding upon all parties in interest.

(b)    Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement between you and the Company with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between you and the Company with respect to such subject matter other than those as set forth or provided for herein.
(c)    No Special Employment or Service Rights. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee or service provider of the Company or a subsidiary or affiliate of the Company. In addition, the Company or a subsidiary or affiliate of the Company may at any time dismiss you from employment or service free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.
(d)    Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.
(e)    Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(f)    Governing Law. The internal laws of the British Virgin Islands (not including the conflict of laws provisions thereof) will govern all questions concerning the validity, construction and effect of this Agreement.
(g)    Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:
(i)if to you, to the address or facsimile number specified by you on the signature page attached hereto, or at such other address or facsimile number as you may have hereinafter furnished to the Company in writing; and

(ii)if to the Company, to Establishment Labs Holdings Inc., B15 Coyol Free Zone, Alajuela, 20113, Costa Rica, Attention: Chief Executive Officer, or at such other address or facsimile number as it may have furnished in writing to you.

(h)    Delivery of Notices. Any notice so addressed shall be deemed to be given: (i) if delivered by hand or facsimile, on the date of such delivery, if a business day, otherwise the first business day thereafter; (ii) if mailed by courier, on the first business day following the date of such mailing; and (iii) if mailed by registered or certified mail, on the third business day after the date of such mailing.
(i)    Survival. All representation, warranties and covenants made by you herein or in any certificate or other instrument delivered by you or the Company under this Agreement shall be considered to have been relied upon by the Company or you, as the case may be, and shall survive all deliveries to you of the Restricted Shares, or payment of consideration to the Company for such

Restricted Shares, regardless of any investigation made by the Company or you, as the case may be, or on the Company’s or your behalf. All statements made by the Company and you in any such certificate or other instrument shall constitute representations and warranties by the Company or you, as applicable, hereunder.
(j)    Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment. Nothing in this Agreement shall confer upon any Person not a party to this Agreement any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.
* * * * *

IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first above written.

ESTABLISHMENT LABS HOLDINGS INC.

By:
Name:
Title:

Please indicate your acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy of this Agreement to the Company. IF A FULLY EXECUTED COPY OF THIS AGREEMENT HAS NOT BEEN RECEIVED BY THE COMPANY, NO RESTRICTED SHARES SHALL BE GRANTED TO YOU.
The undersigned hereby accepts, and agrees to, all terms and provisions of this Agreement.

Name:

Address for Notices: